                                                                    EXHIBIT 10.4

                                                        DRAFT: NOVEMBER 12, 1996


                               December __, 1996


MoneyGram Payment Systems, Inc.
7401 West Mansfield Ave.
Lakewood, Colorado  80235


          The undersigned, First Data Corporation, a Delaware corporation ("First Data"), and Western Union Financial Services, Inc., a Delaware corporation ("Western Union"), hereby refer to the transactions contemplated by the Registration Statement of MoneyGram Payment Systems, Inc., a Delaware corporation ("MoneyGram"), on Form S-1 (Registration No. 333-228), as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, in respect of the initial public offering of shares of common stock, par value $.01 per share (the "Common Stock"), of MoneyGram. Such initial public offering is intended by First Data to satisfy its obligations under the Consent Decree dated January 19, 1996 (Docket No. C-3635) between First Data and the Federal Trade Commission and will be effected through the sale by First Data of its shares of Common Stock. In connection with such initial public offering, MoneyGram, First Data and certain subsidiaries of First Data will enter into agreements that are described in the Registration Statement as the "Transition Agreements."

          In consideration of the foregoing, and of the promises and covenants hereinafter set forth, the parties to this letter agreement agree as follows:

          During the two years following the date of the closing of the initial sale of Common Stock by First Data pursuant to the Registration Statement (the "Period"), MoneyGram, on the one hand, and First Data and Western Union, on the other hand, each agrees not to sue the other party or any of such other party's Affiliates (as defined below), officers, directors or employees in respect of any of the service marks set forth in Exhibit A to this letter agreement (the "Disputed Marks") in any jurisdiction, and, after the Period, MoneyGram, on the one hand, and First Data and Western Union, on the other hand, each agrees not to sue the other party or any of such other party's Affiliates, officers, directors or employees in respect of the use of any Disputed Mark during the Period. Nothing in the preceding sentence shall preclude First Data or MoneyGram from prosecuting or challenging applications in respect of

MoneyGram Payment Systems, Inc.
December __, 1996
Page 2

     any of the Disputed Marks at the United States Patent and Trademark Office or any governmental authority in any state or other jurisdiction of the United States or country other than the United States that performs functions similar to those performed by the United States Patent and Trademark Office.

          The parties hereto agree that each statute of limitations that may be applicable to a claim in respect of any Disputed Mark shall be deemed to have been tolled during the Period.

          MoneyGram, First Data and Western Union agree that, upon written notice from MoneyGram to First Data and Western Union at any time during the Period, First Data shall cause Integrated Payment Systems Inc. to, and Western Union shall, enter into the Service Mark License Agreement attached hereto as Exhibit B. Upon execution and delivery of the Service Mark License Agreement, the parties hereto agree that their agreements set forth in the two immediately preceding paragraphs shall terminate.

          MoneyGram, First Data and Western Union each agrees to be responsible for ensuring that each of their respective Affiliates complies with this letter agreement and does not take any action which, if done by MoneyGram, First Data or Western Union, as the case may be, would constitute a breach of this letter agreement. "Affiliate" of any person means any other person which, directly or indirectly, controls, is controlled by or is under common control with such person.

          This letter agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of MoneyGram, First Data and Western Union.

          This letter agreement shall not be amended, modified or supplemented, except by a written instrument signed by an authorized representative of each of the parties hereto.

          This letter agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of New York.

MoneyGram Payment Systems, Inc.
December __, 1996
Page 3

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among MoneyGram, First Data and Western Union.


                                                Very truly yours,

                                                FIRST DATA CORPORATION

                                                By:
                                                   --------------------

                                                Name:
                                                     ------------------

                                                Title:
                                                      -----------------

                                                WESTERN UNION FINANCIAL
                                                SERVICES, INC.

                                                By:
                                                   --------------------

                                                Name:
                                                     ------------------

                                                Title:
                                                      -----------------


The foregoing agreement is hereby confirmed and accepted as of the date of this letter.


MONEYGRAM PAYMENT SYSTEMS, INC.

By:
   --------------------

Name:
     ------------------

Title:
      -----------------

                                                                       Exhibit A
                                                                       ---------


          The following constitute the Disputed Marks, whether used in English or any other language:

THE BETTER WAY TO WIRE MONEY

WIRE MONEY IN MINUTES

MONEY IN MINUTES WORLDWIDE

MONEY IN MINUTES

THE BEST WAY TO SEND MONEY

THE BEST WAY TO RECEIVE MONEY

THE FASTEST WAY TO SEND MONEY

THE FASTEST WAY TO RECEIVE MONEY

THE BETTER WAY TO SEND MONEY

THE BETTER WAY TO RECEIVE MONEY

THE BETTER WAY TO SEND MONEY IN MINUTES WORLDWIDE

THE BETTER WAY TO RECEIVE MONEY IN MINUTES WORLDWIDE

THE BETTER WAY TO TRANSFER MONEY IN MINUTES WORLDWIDE

                                                        DRAFT: NOVEMBER 25, 1996

                                                                       EXHIBIT B
                                                                       ---------

          S E R V I C E   M A R K   L I C E N S E   A G R E E M E N T
          -----------------------------------------------------------

          THIS SERVICE MARK LICENSE AGREEMENT (this "Agreement") is entered into as of ________, 199_, by and among Western Union Financial Services, Inc., a Delaware Corporation ("WU"), Integrated Payment Systems Inc., a Delaware corporation ("IPS"), and MoneyGram Payment Systems, Inc., a Delaware corporation ("Licensee").

          WHEREAS, IPS, First Data Corporation, a Delaware corporation ("FDC"), and Licensee are parties to the Contribution Agreement dated as of _________, 1996 (the "Contribution Agreement"), pursuant to which IPS and FDC contributed certain assets associated with the Business (as hereafter defined) to Licensee and IPS, WU and Licensee entered into a letter agreement related to the Licensed Marks (as hereafter defined) (the "Letter Agreement"); and

          WHEREAS, pursuant to the Letter Agreement, Licensee has exercised its right to cause IPS and WU to enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and mutual covenants, representations, conditions and agreements hereafter expressed, the Parties (as hereafter defined) agree as follows:

          1. Definitions. The capitalized terms used herein shall have the respective meanings specified or referred to in this Section 1. Each agreement referred to in this Agreement shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and hereof. Each definition in this Agreement includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. References to any statute or regulation means such statute or regulation as amended at the time and include any successor legislation or regulation. The headings to the Sections hereof are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, reference to Sections and Exhibits means the Sections and Exhibits of this Agreement. The Exhibits are hereby incorporated by reference into and shall be deemed a part of this Agreement. Unless the context clearly indicates otherwise, whenever the word "include," "includes," or "including" is used in this Agreement, each such word shall be deemed to be followed by the words "without limitation."

          "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person; provided, however, that under no circumstances shall FDC and its Affiliates be deemed Affiliates of Licensee or shall Licensee and its Affiliates be deemed Affiliates of FDC.

          "Agreement" shall have the meaning set forth in the first paragraph of this Agreement.

          "Business" means the Consumer Money Wire Transfer Services marketed under the name "MoneyGram(SM)", the sales and distribution of a "MoneyGram" phonecard and any other service or product now or hereafter marketed by Licensee.

          "Consequential Damages" means any liability, Loss, Expense or damage, whether in an action arising out of or relating to a breach of warranty, breach of contract, delay, negligence, theory of tort, strict liability or other legal or equitable theory, for indirect, special, reliance, incidental, punitive, exemplary or consequential damages or commercial loss, injury or damage, including loss of revenues, profits or use of capital or production. Consequential Damages shall not include direct damages.

          "Consumer Money Wire Transfer Service" means the service of transferring the right to money using computer or telephone lines, or any other technology now existing or later developed, from one person to a different person through the location of a MoneyGram Agent, including the services marketed under the phrase "Express Payment" or "Cash Advance."

          "Contribution Agreement" shall have the meaning set forth in the first recital to this Agreement.

          "Costs" means all direct costs, expenses and charges plus all indirect costs, expenses and charges, including reasonable allocations of overhead.

          "Dispute" means any and all disputes, controversies and claims between the Parties arising from or in connection with this Agreement or the relationship of the Parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

          "Expenses" means any and all reasonable expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, witness fees and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals).

          "FDC" shall have the meaning set forth in the first recital to this Agreement.

          "Force Majeure Event" shall have the meaning specified in Section
17(c).

          "Governmental Body" means any foreign, federal, state, local or other governmental authority or regulatory body.

          "Intellectual Property" means any trademark, service mark, trade dress, logo or trade name.

          "IPS" shall have the meaning set forth in the first paragraph of this Agreement.

          "Languages" means those certain languages in which the Licensed Marks are licensed to Licensee as set forth in Exhibit A of this Agreement.

          "Letter Agreement" shall have the meaning set forth in the first recital to this Agreement.

          "Licensed Marks" means the service marks set forth in Exhibit A of this Agreement.

          "Licensee" shall have the meaning set forth in the first paragraph of this Agreement.

          "Licensee Signage" shall have the meaning set forth in Section 6(b).

          "Losses" means any and all losses, Costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, deficiencies or other charges.

          "MoneyGram Agent" means a Person that now or in the future has contracted to provide the Consumer Money Wire Transfer Services or any other services or products marketed by the Business.

          "Operations Agreement" shall have the meaning set forth in Section 11.

          "Party" means a party to this Agreement and its permitted successors and assigns.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

          "Prohibited Additional Element" means any term that Licensee is precluded from using in connection with each Licensed Mark as set forth in Exhibit A of this Agreement.

          "Prohibited Marks" means the marks set forth in Exhibit B of this Agreement.

          "Required Additional Element" means any additional term that Licensee must use in connection with each Licensed Mark as set forth in Exhibit A of this Agreement.

          "Requirements of Law" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body.

          "Territory" means the countries specified in Exhibit A of this Agreement.

          "WU" shall have the meaning set forth in the first paragraph of this Agreement.

          "WU Signage" shall have the meaning set forth in Section 7(b).

          2. License Grant. WU hereby grants to Licensee a non-exclusive and royalty-free license to:

          (a) use the Licensed Marks solely in connection with the Business in the Languages and in the designated Territories as specified on Exhibit A, provided that: (i) Licensee uses each Licensed Mark with each Required Additional Element and (ii) Licensee does not use each Licensed Mark with any Prohibited Additional Element, it being understood that Licensee may use with each Licensed Mark elements in addition to each Required Additional Element so long as such additional elements otherwise comply with Licensee's obligations and covenants set forth herein;

          (b) permit MoneyGram Agents to use the Licensed Marks solely in connection with the Business in the Languages and in the designated Territories as specified in Exhibit A, provided that: (i) each such MoneyGram Agent uses each Licensed Mark with each Required Additional Element (it being understood that each such MoneyGram Agent may use with each Licensed Mark elements in addition to each Required Additional Element so long as such additional elements otherwise comply with each MoneyGram Agent's obligations and covenants set forth herein), (ii) each such MoneyGram Agent does not use each Licensed Mark with any Prohibited Additional Element, (iii) each such MoneyGram Agent that, after the date hereof, enters into an agreement with Licensee to provide the services offered by the Business, or amends any agreement that exists on the date hereof to provide the services offered by the Business, agrees to be bound in writing to the terms and conditions set forth in this Agreement, pursuant to which WU is an express third party beneficiary of each such agreement, and (iv) to the extent necessary, Licensee promptly provides WU with a copy of each such agreement to enforce WU's rights under such agreement should Licensee fail to enforce WU's rights in a timely manner; and

          (c) sublicense the rights granted to Licensee pursuant to Sections 2(a) and 2(b) to any Affiliate of Licensee engaged in the Business, provided that (i) each such Affiliate agrees to be bound in writing to the terms and conditions set forth in this Agreement, (ii) WU is an express third party beneficiary of each such agreement and (iii) to the extent necessary, Licensee promptly provides WU with a copy of each such agreement to enforce WU's rights under such agreement should Licensee fail to enforce WU's rights in a timely manner.

          3.   Standards For Use Of Licensed Marks.

          (a) Use of the Licensed Marks by Licensee, each MoneyGram Agent and any Affiliate of Licensee pursuant to this Agreement shall be in accordance with the standards of quality set forth in Exhibit C. Licensee shall conduct the Business in which the Licensed Marks are used in substantial compliance with all Requirements of Law.

          (b) In connection with the use of Licensed Marks, Licensee shall, and shall cause each MoneyGram Agent and each Affiliate of Licensee to, apply the notice (e.g., the (R) symbol, the "SM" symbol or the "TM" symbol) specified by WU in writing. WU shall provide Licensee with written notice of changes to the notation requirements for the Licensed Marks. Licensee shall, and shall cause each MoneyGram Agent and each Affiliate of Licensee to, implement such changes as soon as reasonably practicable, provided that Licensee shall not be required to remove, replace or reprint, or cause to be removed, replaced or reprinted, any signage, advertising, promotional materials, paper goods and any other materials and supplies that contain the Licensed Marks with the former notations, except as would be necessary in the ordinary course of Licensee's business.

          4. Review of Use of Licensed Marks. Upon WU's reasonable request, which shall not be more often than quarterly, Licensee shall provide WU with a representative sample of sales literature, documents, instruments, printed media or other materials bearing the Licensed Marks for purpose of verifying compliance with the terms of this Agreement by Licensee, each MoneyGram Agent and each Affiliate of Licensee. If WU reasonably considers such products or services or such documents, instruments, media and other material to be of a type or quality that is inconsistent with the terms of this Agreement, WU may request Licensee to, and Licensee shall and shall cause each MoneyGram Agent and each Affiliate of Licensee to (unless Licensee or such MoneyGram Agent or Affiliate of Licensee elects to discontinue use of the Licensed Marks as they relate to such products, services, documents, instruments, media or other material), improve such products or services or such documents, instruments, media and other materials such that such products or services or such documents, instruments, media and other materials are of a type and quality that is consistent with the terms of this Agreement. If Licensee fails or fails to cause any MoneyGram Agent or Affiliate of Licensee to exercise either of the foregoing options, WU may proceed under Section 15.

          5.   WU's Retention of Ownership.

          (a) Licensee acknowledges and agrees that as between Licensee and WU, WU owns all right, title and interest in and to the Licensed Marks and the Prohibited Marks, and Licensee agrees and shall cause each MoneyGram Agent that, after the date hereof, enters into an agreement with Licensee to provide the services offered by the Business, or amends any agreement that exists on the date hereof to provide the services offered by the Business, and each Affiliate of Licensee to agree that the use of the Licensed Marks or the Prohibited Marks shall not create in the favor of Licensee, any such MoneyGram Agent or any Affiliate of Licensee any ownership interest therein. All right, title and interest in and to the Licensed Marks and the Prohibited Marks, other than those rights expressly granted herein, shall remain in WU.

          (b) Licensee agrees and shall cause each MoneyGram Agent that, after the date hereof, enters into an agreement with Licensee to provide the services offered by the Business, or amends any agreement that exists on the date hereof to provide the services offered by the Business, and each Affiliate of Licensee to agree to execute all documents reasonably requested by WU to effect any necessary or appropriate registration, maintenance or renewal of any of the Licensed Marks in any Language in any Territory or recordation of Licensee, any MoneyGram Agent or any Affiliate of Licensee as a registered user of any of the Licensed Marks. WU shall reimburse Licensee, any MoneyGram Agent or any Affiliate of Licensee for any reasonable out-of-pocket costs incurred by Licensee, any MoneyGram Agent or any Affiliate of Licensee in connection therewith.

          (c) Except as required by applicable Requirements of Law and except as otherwise provided in this Agreement, during the term of this Agreement and at any time after the expiration, cancellation, annulment or termination of this Agreement or any license granted pursuant hereto with respect to any Territory, Licensee shall not, and shall cause each MoneyGram Agent and each Affiliate of Licensee not to: (i) use any trade name or any other name, mark or trade dress that is confusingly similar to any of the Licensed Marks in any language (whether or not such language is delineated in Exhibit A) in any Territory; or (ii) use any of the Prohibited Marks anywhere in the world in any language.

          (d) IPS acknowledges and agrees that as between IPS and WU, WU owns all right, title and interest in and to the Licensed Marks and the Prohibited Marks in all languages anywhere in the world, and hereby releases any and all right, title and interest (if any) that IPS may have in and to the Licensed Marks and the Prohibited Marks in all languages anywhere in the world.

          6.   Licensee and MoneyGram Agent Nonconforming Uses; Signage.

          (a) Nonconforming Uses. The Parties acknowledge and agree that as of the date of this Agreement, Licensee and MoneyGram Agents are using in the Territories the Prohibited Marks or the Licensed Marks in a manner that does not comply with the terms and conditions of this Agreement. Except as set forth in Section 6(b), within one-hundred eighty (180) days after the date of this Agreement, Licensee shall cease and shall cause all Money Gram Agents and Affiliates of Licensee to cease (i) all such uses of the Prohibited Marks and (ii) all nonconforming uses of the Licensed Marks./1/

          (b) Signage. The Parties acknowledge and agree that as of the date of this Agreement, Licensee and MoneyGram Agents have signage in Territories that contain the Prohibited Marks or the Licensed Marks that do not comply with the terms and conditions of this Agreement (the "Licensee Signage"). Licensee and MoneyGram Agents may continue to use the Licensee Signage and, prior to one-hundred eighty (180) days after the date of this Agreement, may put in place additional Licensee Signage, provided that the Licensee Signage

----------------
/1/ The Parties agree that this Section 6(a) may be deleted and other changes made to this Agreement as a result of such deletion if the condition acknowledged in the first sentence of this Section 6(a) does not exist as of the date this Agreement is executed.

     is, as of the date that is one-hundred eighty (180) days after the date of this Agreement: (i) affixed permanently to a fixture at a location of Licensee or a MoneyGram Agent; (ii) professionally manufactured; and (iii) not a billboard or bench advertisement. If, after the date that is one-hundred eighty (180) days after the date of this Agreement: (x) such Licensee Signage is damaged, broken or ceases in whole or in part to be affixed to the fixture to which it is affixed as of the date that is one-hundred eighty (180) days after the date of this Agreement for any reason whatsoever (including, a Force Majeure Event); (y) Licensee or any MoneyGram Agent ceases to use the location containing such Licensee Signage, then such Licensee Signage shall be (A) removed and destroyed and
     (B) at the option of Licensee or the MoneyGram Agent, replaced with signage that complies with the terms and conditions of this Agreement./2/

          7. WU, WU Affiliates and Its and Their Respective Agents' Nonconforming Uses; Signage.

          (a) Nonconforming Uses. The Parties acknowledge and agree that as of the date of this Agreement, WU, WU Affiliates, and its and their respective agents are using the Licensed Marks in Territories in ways that do not comply with the terms and conditions of this Agreement. Except as set forth in Section 7(b), within one-hundred eighty (180) days after date of this Agreement, WU shall cease, and shall cause its Affiliates and its and its Affiliates' agents to cease, all such uses of the Licensed Marks in Territories that do not comply with the terms and conditions of this Agreement./3/

          (b) Signage. The Parties acknowledge and agree that as of the date of this Agreement, WU, WU Affiliates, and its and their respective agents have signage in the Territories that contain the Licensed Marks in ways that do not comply with the terms and conditions of this Agreement (the "WU Signage"). WU, WU Affiliates, and its and their respective agents may continue to use the WU Signage and, prior to one-hundred eighty (180) days after the date of this Agreement, may put in place additional WU Signage, provided that the WU Signage is, as of the date that is one-hundred eighty
     (180) days after the date of this Agreement: (i) affixed permanently to a fixture at a location of WU, a WU Affiliate, or an agent of WU or a WU Affiliate; (ii) professionally manufactured; and (iii) not a billboard or bench advertisement. If, after the date that is one-hundred eighty (180) days after the date of this Agreement: (x) such WU Signage is damaged, broken or ceases in whole or in part to be affixed to the fixture to which it is affixed as of the date that is one-

----------------
/2/ The Parties agree that this Section 6(b) may be deleted and other changes made to this Agreement as a result of such deletion if the condition acknowledged in the first sentence of this Section 6(b) does not exist as of the date this Agreement is executed.

/3/ The Parties agree that this Section 7(a) may be deleted and other changes made to this Agreement as a result of such deletion if the condition acknowledged in the first sentence of this Section 7(a) does not exist as of the date this Agreement is executed.

     hundred eighty (180) days after the date of this Agreement for any reason whatsoever (including, a Force Majeure Event); (y) WU, or any WU Affiliate or agent of WU or any WU Affiliate ceases to use the location containing such WU Signage, then such WU Signage shall be (A) removed and destroyed and (B) at the option of WU, a WU Affiliate or agent of WU or any WU Affiliate, replaced with signage that complies with the terms and conditions of this Agreement./4/

          8. Unauthorized Use or Infringement of Licensed Marks. Licensee agrees to cooperate with WU as reasonably requested by WU in protecting, enforcing and defending the Licensed Marks. Licensee agrees to notify promptly WU in writing of any infringement, imitation, claim or other problem with respect to the Licensed Marks that may arise or otherwise come to Licensee's attention. Subject to the further provisions of this Section 8, WU shall have the right, but not the obligation, to take any action on account of any such infringement, imitation, claim or problem, at its sole expense. Licensee shall have the right, but not the obligation, to participate in any action taken on account of any such infringement, imitation, claim or problem, at its sole expense. Licensee shall not institute any suit or take any other action on account of any such infringement, imitation, claim or problem without the prior express written consent of WU, which consent WU may withhold in its sole discretion. If WU initiates litigation against any Person, WU shall choose the attorneys, control the litigation, pay the Expenses and retain any damages recovered as a result of any judgment in favor of WU. If WU takes no action to stop an alleged unauthorized use or infringement of a Licensed Mark within a reasonable period of time following notice by Licensee of such unauthorized use or infringement, then Licensee may, by written notice to WU, request that WU bring an action with respect to such alleged unauthorized use or infringement at the expense of Licensee, in which event WU shall promptly commence such action, but only if (a) Licensee certifies to WU that, in the good faith judgment of Licensee, the failure to take action against the unauthorized use or infringement in question is reasonably likely to have a material adverse effect on the Business and (b) Licensee delivers to WU an opinion of trademark counsel (which such counsel is reasonably acceptable to WU) to the effect that WU is more likely than not to prevail in such action. Any damages awarded in any such suit shall, after payment of Expenses incurred by WU, be paid to Licensee.

          9. Transactions Affecting the Licensed Marks. Licensee shall not, without informing WU in advance of the material facts relating thereto and without obtaining WU's prior written consent, which consent WU may withhold in its sole discretion, effect the settlement, defense of, consent to a judgment or decree or other action with respect to any suit, action or proceeding before any Governmental Body involving any Licensed Mark.

          10. Registration. WU shall obtain such registrations of the Licensed Marks in each of the Territories and in each of the Languages as it deems appropriate or necessary in its sole

----------------
/4/ The Parties agree that this Section 7(b) may be deleted and other changes made to this Agreement as a result of such deletion if the condition acknowledged in the first sentence of this Section 7(b) does not exist as of the date this Agreement is executed.

discretion, and Licensee, MoneyGram Agents and Affiliates of Licensee shall not be entitled to obtain any such registration. WU shall use commercially reasonable efforts to maintain the registrations of any of the Licensed Marks that are currently registered in the Territories and in the Languages where such Licensed Marks are currently registered. In addition to those registrations obtained and maintained by WU as provided in the first two sentences of this
Section 10, if Licensee desires WU to register the Licensed Marks in other Territories or in other Languages, upon Licensee's reasonable written request, WU shall use reasonable commercial efforts to register and maintain, or cause to be registered or maintained, such Licensed Marks in each of the Territories specified by Licensee, provided that: (a) Licensee reimburses WU for all Costs relating thereto; and (b) Licensee, MoneyGram Agents and Affiliates of Licensee shall not be entitled to obtain any such registration.

          11. Confidentiality. The Parties hereby agree to be bound by the provisions of Article 7 of the Operations Agreement dated as of _______, 1996 (the "Operations Agreement") among Licensee, First Data Technologies, Inc., a Delaware corporation, and IPS, the provisions of which are hereby incorporated by reference.

          12.  Representations and Warranties; Disclaimers.

          (a) By WU. WU represents and warrants to Licensee that: (i) WU has all right, power and authority to enter into and perform its obligations set forth in this Agreement in accordance with its terms without the consent of any third Person; (ii) the Licensed Marks if used as contemplated herein will not infringe any Intellectual Property of any third Person; (iii) subject to the provisions of Section 7(b), after one-hundred eighty (180) days after the date of this Agreement, WU will not use the term "WIRE" or the term "WORLDWIDE" in connection with the mark MONEY IN MINUTES in any Language or in any Territory for which Licensee has received a license to use the mark WIRE MONEY IN MINUTES or MONEY IN MINUTES WORLDWIDE; (iv) subject to the provisions of Section 7(b), after one-hundred eighty (180) days after date of this Agreement, WU shall not use the mark THE BETTER WAY TO WIRE MONEY in English in any Territory for which Licensee has received a license to use such mark pursuant to this Agreement; and (v) WU shall not license any of the Licensed Marks to any third Person other than to WU Affiliates and its and their respective agents.

          (b)   By Licensee.  Licensee represents and warrants to WU that:
     Licensee has all right, power and authority to enter into and perform its obligations set forth in this Agreement in accordance with its terms without the consent of any third Person.

          (c) No Other Warranties; Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, THE LICENSED MARKS PROVIDED TO LICENSEE HEREUNDER ARE PROVIDED ON AN "AS-IS" BASIS WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER. EXCEPT AS SET FORTH HEREIN, WU AND IPS MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO LICENSEE OR ANY OTHER PERSON, INCLU-

     DING ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE).

          13. Disclaimer of Liability. NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY SET FORTH IN THIS AGREEMENT, IN NO EVENT SHALL WU, IPS, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT, WHICH ARE HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT ANY PARTY OR ANY OTHER SUCH PERSON HAS BEEN ADVISED OR COULD HAVE FORESEEN, OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING REPRESENTS AN EXPRESS ALLOCATION OF RISK AMONG THE PARTIES.

          14.  Indemnification.

          (a) Indemnification by WU. Subject to Section 15, WU shall indemnify and hold Licensee harmless against any and all Losses and Expenses arising out of or related to: (i) the material breach of any warranty or the inaccuracy of any representation of WU contained in this Agreement; (ii) the material breach by WU of any of its covenants in this Agreement; or
     (iii) any claim against Licensee based on Licensee's use of the Licensed Marks in accordance with this Agreement or the license granted hereunder infringes or violates the Intellectual Property of any third Person.

          (b) Indemnification by Licensee. Subject to Section 15, Licensee shall indemnify and hold WU harmless against any and all Losses and Expenses arising out of or relating to: (i) the material breach of any warranty or the inaccuracy of any representation of Licensee contained in this Agreement; (ii) the material breach by Licensee, any Affiliate of Licensee or any MoneyGram Agent of its or their covenants in this Agreement; or (iii) the use of the Licensed Marks by Licensee, any Affiliate of Licensee or any MoneyGram Agent in contravention with the material terms of this Agreement.

          (c) Procedure. Each Party shall indemnify the other as set forth in this Section 14 provided that: (i) the indemnified party promptly notifies the indemnifying party in writing of the claim, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party except to the extent the indemnifying party was prejudiced by such failure; (ii) WU has sole control of the defense and all related settlement negotiations with respect to the claim, provided, however, that Licensee has the right, but not the obligation, to participate in the defense of any such claim or action through counsel of its own choosing; and (iii) Licensee cooperates fully to the extent deemed necessary or desirable by WU, and executes all documents deemed necessary or desirable by

     WU for the defense of such claim, provided that WU shall reimburse Licensee for any reasonable out-of-pocket costs incurred by Licensee in connection therewith.

          15. Dispute Resolution. The Parties hereby agree to be bound by and to resolve any Dispute in accordance with Article 11 of the Operations Agreement, the provisions of which are hereby incorporated by reference.

          16.  Term and Termination.

          (a) Term. Notwithstanding anything to the contrary set forth herein, this Agreement (and the license granted herein) shall continue indefinitely unless terminated as set forth herein.

          (b) Termination by Licensee. Licensee may terminate this Agreement in its entirety or the license granted herein as it relates to any Territory upon written notice to WU:

               (i) if WU breaches any of its material obligations under this Agreement which breach is not substantially cured within sixty (60) days after notice specifying the breach is given by Licensee to WU; or

               (ii) for its convenience as of a future date specified in such notice.

          (c) Partial Termination of Agreement by WU. If Licensee breaches any of its material obligations set forth in Sections 2, 3 or 4 or in any Territory (determined pursuant to the provisions incorporated by reference in Section 15), which breach is not substantially cured within sixty (60) days after notice specifying the breach is given by WU to Licensee, then, upon written notice to Licensee, WU may terminate the license granted pursuant to Section 2 with respect to all of the Licensed Marks in each Territory in which such breach occurred and was not cured.

          (d) Termination by WU of Agreement in its Entirety. WU may terminate this Agreement (and the license granted herein) in its entirety, upon written notice to Licensee, if:

               (i) Licensee breaches any of its material obligations under this Agreement (other than a breach of Sections 2, 3, or 4), which breach is not substantially cured within sixty (60) days after notice specifying the breach is given by WU to Licensee; or

               (ii) Licensee becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition for bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceedings under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated, voluntarily or otherwise, and if such condition or event is not cured or if adequate assurances are not provided within sixty (60) days of any such event occurring.

          (e) Consequences of Termination of Agreement in its Entirety. Upon termination of this Agreement in its entirety for any reason, one-hundred eighty (180) days after the receipt by Licensee of the notice specified in
     Section 16(d) or receipt by WU of the notice specified in Section 16(b) (unless an earlier date is specified in a notice under Section 16(b)(ii)):
     (i) the license granted to Licensee shall terminate; (ii) Licensee shall cease all use of the Licensed Marks in all Territories and in all Languages; (iii) Licensee shall terminate all sublicenses granted pursuant to this Agreement and cause such sublicensees (whether such sublicensees are Affiliates of Licensee or MoneyGram Agents) to cease all use of the Licensed Marks in all Territories and in all Languages; (iv) the obligations of WU, WU Affiliates and its and their respective agents set forth in Section 7 and the representations and warranties of WU in Section 12 shall terminate; and (v) Licensee shall comply with the provisions incorporated by reference in Section 11 as they relate to any Confidential Information (as defined in the Operations Agreement) of WU obtained by Licensee in connection with the performance by the Parties of their respective obligations hereunder.

          (f) Consequences of Termination of License Relating to a Territory. Upon termination of the license granted herein with respect to any Territory for any reason, one-hundred eighty (180) days following the receipt by WU of the notice specified in Section 16(b) (unless an earlier date is specified in a notice under Section 16(b)(ii)) or the receipt by Licensee of the notice specified in Section 16(c): (i) the license granted to Licensee with respect to such Territory shall terminate; (ii) Licensee shall cease all use of the Licensed Marks in such Territory and in all Languages in such Territory; (iii) Licensee shall terminate all sublicenses granted pursuant to this Agreement with respect to each such Territory and shall cause such sublicensees (whether such sublicensees are Affiliates of Licensee or MoneyGram Agents) to cease all use of the Licensed Marks in such Territory and in all Languages in each such Territory; (iv) the obligations of WU, WU Affiliates and its and their respective agents set forth in Section 7 as they relate to such Territory and the representations and warranties of WU in Section 12 shall terminate; and (v) Licensee shall comply with the provisions incorporated by reference in Section 11 as they relate to such Territory and the applicable Licensed Marks.

          17.  Miscellaneous.

          (a) Expenses. Except as otherwise provided herein, each Party shall pay all Costs incurred by it or on its behalf in connection with the negotiation and preparation of this Agreement and its performance and compliance with all its obligations hereunder, including fees and expenses of its own financial consultants, accountants and counsel.

          (b) Relationship of Parties. Nothing in this Agreement shall be deemed by the Parties, or by any third Person, to create a partnership, joint venture or similar relationship between or among any of the Parties and, except as otherwise expressly provided herein, no Party shall be deemed to be the agent of any other Party. No Party has, and shall not hold itself out as having, any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon any other Party except as specifically provided herein.

          (c) Force Majeure. Each Party shall be excused from the performance of obligations (other than payment obligations) under this Agreement, for any period and to the extent that it is prevented, restricted or delayed from or interfered with in performing any of its obligations under this Agreement, in whole or in part, as a result of labor disputes, strikes, work stoppages or delays, acts of God, severe weather, failures or fluctuations in utilities or telecommunications equipment or service, shortages of materials or rationing, civil disturbance, acts of public enemies, blockade, embargo or any law, order, proclamation, regulation, ordinance or court order or requirement having legal effect of any judicial authority or Governmental Body, or any other act or omission whatsoever, whether similar or dissimilar to the foregoing, which are beyond the reasonable control of such Party (each, a "Force Majeure Event"), and such nonperformance shall not be a breach or default under this Agreement, or a ground for termination of this Agreement. Each Party shall give the other Parties prompt notice of any Force Majeure Event affecting the notifying Party's ability to perform under this Agreement and shall promptly update the other Parties regarding the notifying Party's efforts to mitigate and resolve such Force Majeure Event.

          (d) Entire Agreement. This Agreement, including the Exhibits hereto and the provisions of Articles 7 and 11 the Operations Agreement, which WU acknowledges it has reviewed and understands, constitutes the entire agreement among the Parties with regard to the subject matter hereof, and supersedes all other prior agreements, understandings or discussions among the Parties concerning such subject matter. There are no representations, warranties, understandings or agreements (written or oral) relative to the subject matter hereof which are not expressly set forth herein. This Agreement may not be amended or modified except in writing signed by an authorized representative of each Party to this Agreement.

          (e) Assignment. Except as otherwise provided herein, the rights and obligations of both WU and Licensee under this Agreement are personal and not assignable, either voluntarily or by operation of law, without the prior written consent of the other Party. Notwithstanding the foregoing,
     (i) WU may assign all its rights and delegate its duties and obligations hereunder to any Affiliate, provided such Affiliate remains an Affiliate of WU after such an assignment and that notwithstanding such assignment WU shall remain primarily liable for all of its obligations hereunder, and
     (ii) Licensee may assign all its rights and delegate its duties and obligations hereunder to any Person who purchases substantially all of the Business, provided the assignee agrees to be bound in writing to the terms and conditions set forth in this Agreement, and, notwithstanding such assignment, Licensee shall remain primarily liable for all of its obligations hereunder. Subject to the foregoing, this Agreement shall extend to and be binding upon and inure to the benefit of the Parties and their respective Affiliates, successors and permitted assigns. Nothing in this Agreement is intended to or shall be construed to confer upon any Person other than the Parties and their respective Affiliates, successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement.

          (f) Notices. All notices which any Party may be required or desire to give to any other Party shall be in writing and shall be given by personal service, telecopy, registered mail or certified mail (or its equivalent) or overnight courier to the other Parties at their respective addresses or telecopy telephone numbers set forth below. Mailed notices and notices by overnight courier shall be deemed to be given upon actual receipt by the Party to be notified. Notice delivered by telecopy shall be confirmed in writing by overnight courier and shall be deemed to be given upon actual receipt by the Party to be notified.

          In the case of IPS:

               Integrated Payment Systems Inc.
               6200 So. Quebec St.
               Englewood, Colorado  80111
               Attention:  General Counsel
               Telephone Number:  303-488-8973
               Telecopy Number:   303-488-8902

          With a copy to:

               First Data Corporation
               2121 N. 117th Ave. NP 30
               Omaha, Nebraska  68164
               Attention:  General Counsel
               Telephone Number: 402-498-4085
               Telecopy Number:  402-498-4123

          In the case of Licensee:

               MoneyGram Payment Systems, Inc.
               7401 West Mansfield Ave.
               Lakewood, Colorado  80235
               Attention: Chief Executive Officer
               Telephone Number: 303-716-6800
               Telecopy Number:  303-716-6997

          With a copy to:

               MoneyGram Payment Systems, Inc.
               7401 West Mansfield Ave.
               Lakewood, Colorado  80235
               Attention:  General Counsel
               Telephone Number: 303-716-6800
               Telecopy Number:  303-716-6997

          In the case of WU:

               Western Union Financial Services, Inc.
               6200 So. Quebec Street
               Englewood, Colorado  80111
               Attention:  President
               Telephone Number:  (303) 488-8182
               Telecopy Number:  (303) 488-8292

          With a copy to:

               First Data Corporation
               2121 N. 117th Ave. NP 30
               Omaha, Nebraska  68164
               Attention:  General Counsel
               Telephone Number:  402-498-4085
               Telecopy Number:  402-498-4123

     A Party may from time to time change its address for notification purposes by giving the other Parties prior written notice of the new address and the date upon which it shall become effective.

          (g) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (h) Governing Law. Subject to the provisions referenced in Section 15, this Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of New York.

          (i) Survival. Except as provided herein, the provisions of Sections 5, 11, 12, 13, 14, 15, 16(e), 16(f) and 17 shall survive the termination of this Agreement for any reason.

          (j) Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of such Party. The failure of any Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. Except as specifically provided otherwise, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any Party at law, in equity or otherwise.

          (k) Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

          (l) Recordation. Licensee shall have the right to prepare and record a memorandum of this Agreement or otherwise record notice of its license rights or permitted user status with respect to the Licensed Marks in the appropriate office of a Governmental Body, subject to WU's prior review and approval, which approval shall not be unreasonably withheld or delayed. WU shall cooperate fully to the extent reasonably necessary, and execute all documents relating thereto, provided that Licensee shall reimburse WU for any reasonable out-of-pocket costs incurred by WU in connection therewith.

          IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed as of the date first above written.

               MONEYGRAM PAYMENT SYSTEMS, INC.

               Signed By:
                          -----------------------------

               Print Name:
                          -----------------------------
               Title:
                      ----------------------------------


               INTEGRATED PAYMENT SYSTEMS INC.

               Signed By:
                          -----------------------------

               Print Name:
                          -----------------------------

               Title:
                      ----------------------------------


               WESTERN UNION FINANCIAL SERVICES, INC.

               Signed By:
                          -----------------------------

               Print Name:
                          -----------------------------

               Title:
                      ----------------------------------

                                   EXHIBIT A
                                   ---------

                                LICENSED MARKS
                                --------------

Attached

                                                     EXHIBIT A
                                                     ---------

--------------------------------------------------------------------------------------------------------------
|               |                                       |        Required             |      Prohibited      |
| Licensed Mark |      Territories -- Languages         |   Additional Elements       |  Additional Elements |
==============================================================================================================
|               |                                       |                             |                      |
| THE BETTER    |   Except as set forth below, the      |  1.  The term               |  1.  the term        |
| WAY TO WIRE   |   Licensed Mark may be used in        |  "MoneyGram" must be        |  "worldwide"         |
| MONEY         |   each of the countries set forth     |  used in close proximity to |  2.  the name of     |
|               |   below in the language or languages  |  the Licensed Mark and in   |  any country         |
|               |   that are native to such country and |  a prominent manner.        |                      |
|               |   in English in each country;         |                             |                      |
|               |   provided, however, that in no       |                             |                      |
|               |   event shall the Licensed Mark be    |                             |                      |
|               |   used in Spanish:                    |                             |                      |
|               |                                       |                             |                      |
|               |   United States of America            |                             |                      |
|               |   ------------------------            |                             |                      |
|               |                                       |                             |                      |
|               |   Continental Europe                  |                             |                      |
|               |   ------------------                  |                             |                      |
|               |                                       |                             |                      |
|               |   Andorra                             |                             |                      |
|               |   Austria                             |                             |                      |
|               |   Belgium                             |                             |                      |
|               |   Bosnia                              |                             |                      |
|               |   Bulgaria                            |                             |                      |
|               |   Croatia                             |                             |                      |
|               |   Cyprus                              |                             |                      |
|               |   Czech Rep.                          |                             |                      |
|               |   Denmark                             |                             |                      |
|               |   Estonia                             |                             |                      |
|               |   Finland                             |                             |                      |
|               |   France                              |                             |                      |
|               |   Germany                             |                             |                      |
|               |   Gibralter                           |                             |                      |
|               |   Greece                              |                             |                      |
|               |   Hungary                             |                             |                      |
|               |   Iceland                             |                             |                      |
|               |   Ireland                             |                             |                      |
|               |   Italy                               |                             |                      |
|               |   Luxemburg                           |                             |                      |
|               |   Malta                               |                             |                      |
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
|                |                                |            Required            |      Prohibited      |
| Licensed Mark  |   Territories -- Languages     |       Additional Elements      |  Additional Elements |
===========================================================================================================
|                |                                |                                |                      |
|                |   Monaco                       |                                |                      |
|                |   Netherlands                  |                                |                      |
|                |   Norway                       |                                |                      |
|                |   Poland                       |                                |                      |
|                |   Portugal                     |                                |                      |
|                |   Russia                       |                                |                      |
|                |   Spain                        |                                |                      |
|                |   Sweden                       |                                |                      |
|                |   Switzerland                  |                                |                      |
|                |   Ukraine                      |                                |                      |
|                |   United Kingdom               |                                |                      |
|                |                                |                                |                      |
|                |   Caribbean/Latin America      |                                |                      |
|                |   -----------------------      |                                |                      |
|                |                                |                                |                      |
|                |   Antigua                      |                                |                      |
|                |   Aruba                        |                                |                      |
|                |   Bahamas                      |                                |                      |
|                |   Barbados                     |                                |                      |
|                |   Barbuda                      |                                |                      |
|                |   Belize                       |                                |                      |
|                |   Bermuda                      |                                |                      |
|                |   Brazil                       |                                |                      |
|                |   Cayman Islands               |                                |                      |
|                |   Curacao                      |                                |                      |
|                |   Grenada                      |                                |                      |
|                |   Haiti                        |                                |                      |
|                |   Jamaica                      |                                |                      |
|                |   St. Lucia                    |                                |                      |
|                |   St. Vincent/Grenadines       |                                |                      |
|                |   Trinidad & Tobago            |                                |                      |
|                |   U.S. Virgin Islands          |                                |                      |
|                |                                |                                |                      |
|                |   Asia/Middle East             |                                |                      |
|                |   ----------------             |                                |                      |
|                |                                |                                |                      |
|                |   Australia                    |                                |                      |
|                |   Bahrain                      |                                |                      |
|                |   Bangladesh                   |                                |                      |
|                |   Cambodia                     |                                |                      |
|                |   China                        |                                |                      |
|                |   Guam                         |                                |                      |
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
|                 |                                  |          Required           |        Prohibited       |
|  Licensed Mark  |     Territories -- Languages     |     Additional Elements     |   Additional Elements   |
|=================|==================================|=============================|=========================|
|                 |                                  |                             |                         |
|                 | United Arab Emirates             |                             |                         |
|                 | Vietnam                          |                             |                         |
|                 |                                  |                             |                         |
|                 | Africa                           |                             |                         |
|                 | ------                           |                             |                         |
|                 |                                  |                             |                         |
|                 | Egypt                            |                             |                         |
|                 | Ghana                            |                             |                         |
|                 |                                  |                             |                         |
|-----------------|----------------------------------|-----------------------------|-------------------------|
|  WIRE MONEY     | United States -- English         |  1.  The term               |                         |
|  IN MINUTES     |                                  |  "MoneyGram" must be        |                         |
|                 |                                  |  used in close proximity to |                         |
|                 |                                  |  the Licensed Mark and in   |                         |
|                 |                                  |  a prominent manner.        |                         |
-------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
|               |                                       |         Required             |      Prohibited      |
| Licensed Mark |        Territories -- Languages       |    Additional Elements       |  Additional Elements |
===============================================================================================================
|               |                                       |                              |                      |
| MONEY IN      |  The Licensed Mark may be used in     |  1.  The term                |                      |
| MINUTES       |  each of the countries set forth      |  "MoneyGram" must be         |                      |
| WORLDWIDE     |  below in the language or languages   |  used in close proximity to  |                      |
|               |  that are native to such country and  |  the Licensed Mark and in    |                      |
|               |  in English in each country;          |  a prominent manner.         |                      |
|               |  provided, however, that in no        |                              |                      |
|               |  event shall the Licensed Mark be     |                              |                      |
|               |  used in Spanish:                     |                              |                      |
|               |                                       |                              |                      |
|               |  United States of America             |                              |                      |
|               |  ------------------------             |                              |                      |
|               |                                       |                              |                      |
|               |  Continental Europe                   |                              |                      |
|               |  ------------------                   |                              |                      |
|               |                                       |                              |                      |
|               |  Andorra                              |                              |                      |
|               |  Austria                              |                              |                      |
|               |  Belgium                              |                              |                      |
|               |  Bosnia                               |                              |                      |
|               |  Bulgaria                             |                              |                      |
|               |  Croatia                              |                              |                      |
|               |  Cyprus                               |                              |                      |
|               |  Czech Rep.                           |                              |                      |
|               |  Denmark                              |                              |                      |
|               |  Estonia                              |                              |                      |
|               |  Finland                              |                              |                      |
|               |  France                               |                              |                      |
|               |  Germany                              |                              |                      |
|               |  Gibralter                            |                              |                      |
|               |  Greece                               |                              |                      |
|               |  Hungary                              |                              |                      |
|               |  Iceland                              |                              |                      |
|               |  Ireland                              |                              |                      |
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
|               |                                   |           Required            |        Prohibited      |
|Licensed Mark  |     Territories -- Languages      |     Additional Elements       |    Additional Elements |
==============================================================================================================
|               |                                   |                               |                        |
|               |  Italy                            |                               |                        |
|               |  Luxemburg                        |                               |                        |
|               |  Malta                            |                               |                        |
|               |  Monaco                           |                               |                        |
|               |  Netherlands                      |                               |                        |
|               |  Norway                           |                               |                        |
|               |  Poland                           |                               |                        |
|               |  Portugal                         |                               |                        |
|               |  Russia                           |                               |                        |
|               |  Spain                            |                               |                        |
|               |  Sweden                           |                               |                        |
|               |  Switzerland                      |                               |                        |
|               |  Ukraine                          |                               |                        |
|               |  United Kingdom                   |                               |                        |
|               |                                   |                               |                        |
|               |  Caribbean/Latin America          |                               |                        |
|               |  -----------------------          |                               |                        |
|               |                                   |                               |                        |
|               |  Antigua                          |                               |                        |
|               |  Aruba                            |                               |                        |
|               |  Bahamas                          |                               |                        |
|               |  Barbados                         |                               |                        |
|               |  Barbuda                          |                               |                        |
|               |  Belize                           |                               |                        |
|               |  Bermuda                          |                               |                        |
|               |  Brazil                           |                               |                        |
|               |  Cayman Islands                   |                               |                        |
|               |  Curacao                          |                               |                        |
|               |  Grenada                          |                               |                        |
|               |  Haiti                            |                               |                        |
|               |  Jamaica                          |                               |                        |
|               |  St. Lucia                        |                               |                        |
|               |  St. Vincent/Grenadines           |                               |                        |
|               |  Trinidad & Tobago                |                               |                        |
|               |  U.S. Virgin Islands              |                               |                        |
|               |                                   |                               |                        |
|               |  Asia/Middle East                 |                               |                        |
|               |  ----------------                 |                               |                        |
|               |                                   |                               |                        |
|               |  Australia                        |                               |                        |
|               |  Bahrain                          |                               |                        |
|               |  Bangladesh                       |                               |                        |
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                Required                Prohibited
Licensed Mark          Territories -- Languages            Additional Elements      Additional Elements
=======================================================================================================
                 Taiwan
                 Thailand
                 Turkey
                 United Arab Emirates
                 Vietnam

                 Africa
                 ------

                 Egypt
                 Ghana

-------------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                               PROHIBITED MARKS
                               ----------------

MONEY IN MINUTES

THE BEST WAY TO SEND MONEY

THE BEST WAY TO RECEIVE MONEY

THE FASTEST WAY TO SEND MONEY

THE FASTEST WAY TO RECEIVE MONEY

THE BETTER WAY TO SEND MONEY

THE BETTER WAY TO RECEIVE MONEY

THE BETTER WAY TO SEND MONEY IN MINUTES WORLDWIDE

THE BETTER WAY TO RECEIVE MONEY IN MINUTES WORLDWIDE

THE BETTER WAY TO TRANSFER MONEY IN MINUTES WORLDWIDE

                                   EXHIBIT C
                                   ---------

                           QUALITY CONTROL STANDARDS
                           -------------------------

                         [TO BE PROVIDED BY LICENSEE]